                                                                    EXHIBIT 99.1

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[425,000,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2003-BC4

              [SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                NOVEMBER 20, 2003

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraphs, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

**ASSUMPTIONS:

Arm 28% CPR
Fix 20% HEP
Forward Libor Curves
To Call
Trigger PASSES

       1 MONTH     6 MONTH
      FWD CURVE   FWD CURVE   Period     Date     Excess spread**
-----------------------------------------------------------------
                                  0     Dec29,03
 1        1.120       1.230       1     Jan25,04        498
 2        1.156       1.260       2     Feb25,04        473
 3        1.196       1.317       3     Mar25,04        479
 4        1.237       1.382       4     Apr25,04        463
 5        1.271       1.455       5     May25,04        464
 6        1.308       1.549       6     Jun25,04        454
 7        1.364       1.658       7     Jul25,04        454
 8        1.510       1.771       8     Aug25,04        435
 9        1.577       1.895       9     Sep25,04        430
10        1.665       2.034      10     Oct25,04        430
11        1.846       2.165      11     Nov25,04        408
12        1.940       2.298      12     Dec25,04        406
13        2.053       2.441      13     Jan25,05        386
14        2.257       2.577      14     Feb25,05        367
15        2.371       2.704      15     Mar25,05        382
16        2.488       2.843      16     Apr25,05        344
17        2.644       2.960      17     May25,05        338
18        2.756       3.072      18     Jun25,05        318
19        2.873       3.186      19     Jul25,05        316
20        3.008       3.295      20     Aug25,05        293
21        3.126       3.397      21     Sep25,05        282
22        3.240       3.503      22     Oct25,05        426
23        3.315       3.591      23     Nov25,05        408
24        3.424       3.685      24     Dec25,05        410
25        3.531       3.782      25     Jan25,06        387
26        3.612       3.868      26     Feb25,06        379
27        3.719       3.947      27     Mar25,06        408
28        3.808       4.027      28     Apr25,06        386
29        3.865       4.099      29     May25,06        394
30        3.966       4.167      30     Jun25,06        370
31        4.061       4.234      31     Jul25,06        375
32        4.075       4.295      32     Aug25,06        358
33        4.165       4.362      33     Sep25,06        349
34        4.255       4.424      34     Oct25,06        422
35        4.266       4.481      35     Nov25,06        405
36        4.350       4.544      36     Dec25,06        412
37        4.432       4.605      37     Jan25,07        388
38        4.460       4.662      38     Feb25,07        383
39        4.538       4.721      39     Mar25,07        424
40        4.609       4.776      40     Apr25,07        405
41        4.630       4.830      41     May25,07        419
42        4.702       4.888      42     Jun25,07        397
43        4.773       4.942      43     Jul25,07        406
44        4.792       4.995      44     Aug25,07        388
45        4.861       5.050      45     Sep25,07        381
46        4.928       5.101      46     Oct25,07        416
47        4.965       5.150      47     Nov25,07        396
48        5.028       5.195      48     Dec25,07        406
49        5.088       5.234      49     Jan25,08        384
50        5.109       5.274      50     Feb25,08        381
51        5.168       5.311      51     Mar25,08        409
52        5.222       5.344      52     Apr25,08        384
53        5.216       5.378      53     May25,08        401
54        5.270       5.413      54     Jun25,08        379

55        5.320       5.448     55     Jul25,08        391
56        5.314       5.481     56     Aug25,08        373
57        5.365       5.508     57     Sep25,08        368
58        5.413       5.535     58     Oct25,08        392
59        5.428       5.558     59     Nov25,08        373
60        5.475       5.581     60     Dec25,08        386
61        5.510       5.603     61     Jan25,09        364
62        5.477       5.627     62     Feb25,09        366
63        5.521       5.653     63     Mar25,09        414
64        5.558       5.682     64     Apr25,09        367
65        5.562       5.710     65     May25,09        383
66        5.602       5.736     66     Jun25,09        363
67        5.639       5.763     67     Jul25,09        377
68        5.644       5.789     68     Aug25,09        359
69        5.682       5.815     69     Sep25,09        356
70        5.715       5.844     70     Oct25,09        380
71        5.722       5.867     71     Nov25,09        362
72        5.757       5.891     72     Dec25,09        377
73        5.789       5.915     73     Jan25,10        357
74        5.804       5.941     74     Feb25,10        356
75        5.839       5.964     75     Mar25,10        407
76        5.864       5.987     76     Apr25,10        359
77        5.869       6.012     77     May25,10        377
78        5.899       6.038     78     Jun25,10        357
79        5.928       6.065     79     Jul25,10        373
80        5.945       6.088     80     Aug25,10        354
81        5.974       6.116     81     Sep25,10        352
82        6.001       6.144     82     Oct25,10        377
83        6.022       6.167     83     Nov25,10        358
84        6.051       6.192     84     Dec25,10        374
85        6.075       6.217     85     Jan25,11        354
86        6.103       6.242     86     Feb25,11        353
87        6.131       6.265     87     Mar25,11        405
88        6.151       6.290     88     Apr25,11        358
89        6.173       6.311     89     May25,11        375
90        6.196       6.333     90     Jun25,11        356
91        6.219       6.357     91     Jul25,11        373
92        6.237       6.377     92     Aug25,11        355
93        6.262       6.400     93     Sep25,11        354
94        6.281       6.424     94     Oct25,11        378
95        6.305       6.443
96        6.327       6.467
97        6.345       6.491
98        6.372       6.513
99        6.392       6.537
100       6.408       6.561
101       6.442       6.585
102       6.460       6.609
103       6.477       6.630
104       6.513       6.651
105       6.530       6.676
106       6.546       6.697
107       6.576       6.716
108       6.589       6.742
109       6.604       6.764
110       6.647       6.788
111       6.658       6.810
112       6.670       6.831
113       6.717       6.853
114       6.726       6.871
115       6.741       6.889
116       6.772       6.889
117       6.781       6.889

118       6.795       6.889
119       6.822       6.889
120       6.831       6.889
121       6.831       6.889

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement, If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

**ASSUMPTIONS:

Arm 28% CPR
Fix 20% HEP
Forward Libor Curves
To Call
Trigger FAILS

          1 MONTH     6 MONTH
PERIOD   FWD CURVE   FWD CURVE   Period     Date     Excess spread**
--------------------------------------------------------------------
                                   0      Dec29,03
  1          1.120       1.230     1      Jan25,04        498
  2          1.156       1.260     2      Feb25,04        473
  3          1.196       1.317     3      Mar25,04        479
  4          1.237       1.382     4      Apr25,04        463
  5          1.271       1.455     5      May25,04        464
  6          1.308       1.549     6      Jun25,04        454
  7          1.364       1.658     7      Jul25,04        454
  8          1.510       1.771     8      Aug25,04        435
  9          1.577       1.895     9      Sep25,04        430
 10          1.665       2.034     10     Oct25,04        430
 11          1.846       2.165     11     Nov25,04        408
 12          1.940       2.298     12     Dec25,04        406
 13          2.053       2.441     13     Jan25,05        386
 14          2.257       2.577     14     Feb25,05        367
 15          2.371       2.704     15     Mar25,05        382
 16          2.488       2.843     16     Apr25,05        344
 17          2.644       2.960     17     May25,05        338
 18          2.756       3.072     18     Jun25,05        318
 19          2.873       3.186     19     Jul25,05        316
 20          3.008       3.295     20     Aug25,05        293
 21          3.126       3.397     21     Sep25,05        282
 22          3.240       3.503     22     Oct25,05        426
 23          3.315       3.591     23     Nov25,05        408
 24          3.424       3.685     24     Dec25,05        410
 25          3.531       3.782     25     Jan25,06        387
 26          3.612       3.868     26     Feb25,06        379
 27          3.719       3.947     27     Mar25,06        408
 28          3.808       4.027     28     Apr25,06        386
 29          3.865       4.099     29     May25,06        394
 30          3.966       4.167     30     Jun25,06        370
 31          4.061       4.234     31     Jul25,06        375
 32          4.075       4.295     32     Aug25,06        358
 33          4.165       4.362     33     Sep25,06        349
 34          4.255       4.424     34     Oct25,06        422
 35          4.266       4.481     35     Nov25,06        405
 36          4.350       4.544     36     Dec25,06        412
 37          4.432       4.605     37     Jan25,07        388
 38          4.460       4.662     38     Feb25,07        384
 39          4.538       4.721     39     Mar25,07        423
 40          4.609       4.776     40     Apr25,07        400
 41          4.630       4.830     41     May25,07        413
 42          4.702       4.888     42     Jun25,07        389
 43          4.773       4.942     43     Jul25,07        398
 44          4.792       4.995     44     Aug25,07        378
 45          4.861       5.050     45     Sep25,07        370
 46          4.928       5.101     46     Oct25,07        405
 47          4.965       5.150     47     Nov25,07        383
 48          5.028       5.195     48     Dec25,07        393
 49          5.088       5.234     49     Jan25,08        368
 50          5.109       5.274     50     Feb25,08        365
 51          5.168       5.311     51     Mar25,08        394

 52          5.222       5.344     52     Apr25,08        365
 53          5.216       5.378     53     May25,08        383
 54          5.270       5.413     54     Jun25,08        357
 55          5.320       5.448     55     Jul25,08        370
 56          5.314       5.481     56     Aug25,08        349
 57          5.365       5.508     57     Sep25,08        342
 58          5.413       5.535     58     Oct25,08        367
 59          5.428       5.558     59     Nov25,08        344
 60          5.475       5.581     60     Dec25,08        358
 61          5.510       5.603     61     Jan25,09        332
 62          5.477       5.627     62     Feb25,09        332
 63          5.521       5.653     63     Mar25,09        388
 64          5.558       5.682     64     Apr25,09        328
 65          5.562       5.710     65     May25,09        346
 66          5.602       5.736     66     Jun25,09        317
 67          5.639       5.763     67     Jul25,09        330
 68          5.644       5.789     68     Aug25,09        300
 69          5.682       5.815     69     Sep25,09        291
 70          5.715       5.844     70     Oct25,09        320
 71          5.722       5.867     71     Nov25,09        294
 72          5.757       5.891     72     Dec25,09        313
 73          5.789       5.915     73     Jan25,10        284
 74          5.804       5.941     74     Feb25,10        281
 75          5.839       5.964     75     Mar25,10        350
 76          5.864       5.987     76     Apr25,10        280
 77          5.869       6.012     77     May25,10        303
 78          5.899       6.038     78     Jun25,10        273
 79          5.928       6.065     79     Jul25,10        294
 80          5.945       6.088     80     Aug25,10        265
 81          5.974       6.116     81     Sep25,10        260
 82          6.001       6.144     82     Oct25,10        291
 83          6.022       6.167     83     Nov25,10        261
 84          6.051       6.192     84     Dec25,10        282
 85          6.075       6.217     85     Jan25,11        252
 86          6.103       6.242     86     Feb25,11        247
 87          6.131       6.265     87     Mar25,11        325
 88          6.151       6.290     88     Apr25,11        251
 89          6.173       6.311     89     May25,11        276
 90          6.196       6.333     90     Jun25,11        247
 91          6.219       6.357     91     Jul25,11        273
 92          6.237       6.377     92     Aug25,11        244
 93          6.262       6.400     93     Sep25,11        243
 94          6.281       6.424     94     Oct25,11        277
 95          6.305       6.443
 96          6.327       6.467
 97          6.345       6.491
 98          6.372       6.513
 99          6.392       6.537
 100         6.408       6.561
 101         6.442       6.585
 102         6.460       6.609
 103         6.477       6.630
 104         6.513       6.651
 105         6.530       6.676
 106         6.546       6.697
 107         6.576       6.716
 108         6.589       6.742
 109         6.604       6.764
 110         6.647       6.788

 111         6.658       6.810
 112         6.670       6.831
 113         6.717       6.853
 114         6.726       6.871
 115         6.741       6.889
 116         6.772       6.889
 117         6.781       6.889
 118         6.795       6.889
 119         6.822       6.889
 120         6.831       6.889
 121         6.831       6.889